EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

                This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of March 22, 2006, among BEAZER HOMES USA, INC., a Delaware corporation (the “Borrower”), those lenders that are identified on the signature pages hereto (hereinafter collectively referred to as the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

                WHEREAS, the Borrower, the Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of August 22, 2005 (the “Credit Agreement”);

                WHEREAS, the parties hereto desire to amend the Credit Agreement to change the “Land Inventory” covenant contained in Section 7.05 of the Credit Agreement for the purposes set forth herein;

                NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT

                1.  Land Inventory.  Section 7.05 of the Credit Agreement is hereby amended to change “1.0 to 1.0” to “1.25 to 1.0.”

                2.  Representations and Warranties.  The Borrower hereby certifies that the representations and warranties contained in Article IV of the Credit Agreement are correct on the date hereof as though made on and as of such date except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is correct as of such earlier date.

                3.  Ratification.  The Credit Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

                4.  Counterparts.  This Amendment may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding on all the parties hereto.

                IN WITNESS WHEREOF, the Borrower and the Lenders have caused this

Amendment to be duly executed as of the date first above written.

Borrower:

BEAZER HOMES USA, INC.

By:	/s/ Cory J. Boydston
Name:	Cory J. Boydston
Title:	Senior Vice President

Lenders:

JPMORGAN CHASE BANK, N.A.,
As Lender and Administrative Agent

By:	/s/ Michael O’Keefe
Name:	Michael O’Keefe
Its:	Associate

BNP PARIBAS

By:	/s/ Duane Helkowski
Name:	Duane Helkowski
Title:	Managing Director

By:	/s/ Angela Bentley-Arnold
Name:	Angela Bentley-Arnold
Title:	Director

GUARANTY BANK

By:	/s/ Amy Satsky
Name:	Amy Satsky
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

WITH BEAZER HOMES USA, INC.

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:	/s/ Timothy S. Blake
Name:	Timothy S. Blake
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ David Apps
Name:	David Apps
Title:	Managing Director

CITICORP NORTH AMERICA, INC.

By:	/s/ Niraj R. Shah
Name:	Niraj R. Shah
Title:	Vice President

SUNTRUST BANK

By:	/s/ W. John Wendler
Name:	W. John Wendler
Title:	Senior Vice President

WASHINGTON MUTUAL BANK, FA

By:	/s/ Anne D. Brehony
Name:	Anne D. Brehony
Title:	Vice President

COMERICA BANK

By:	/s/ James Graycheck
Name:	James Graycheck
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Douglas G. Paul
Name:	Douglas G. Paul
Title:	Senior Vice President

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services, US

AMSOUTH BANK

By:	/s/ Ronny Hudspeth
Name:	Ronny Hudspeth
Title:	Sr. Vice President

BANK UNITED, FSB

By:	/s/ Fernando X. Gomez
Name:	Fernando X. Gomez
Title:	Vice President

CITY NATIONAL BANK

By:	/s/ Mary Bowman
Name:	Mary Bowman
Title:	SVP

COMPASS BANK

By:	/s/ Emory Sellers
Name:	Emory Sellers
Title:	Executive Vice President

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Vice President

FIFTH THIRD BANK, a Michigan banking
corporation

By:	/s/ Jeffrey K. Lockhart
Name:	Jeffrey K. Lockhart
Title:	Vice President

REGIONS BANK

By:	/s/ Carol S. Geraghty
Name:	Carol S. Geraghty
Title:	Vice President

UNION BANK OF CALIFORNIA

By:	/s/ Gary Roberts
Name:	Gary Roberts
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Brian M. Walsh
Name:	Brian M. Walsh
Title:	SVP